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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 30, 2001 relating to the financial statements, which appears in Tipperary Corporation's Transition Report on Form 10-KSB for the period ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS, LLP


Denver, Colorado
April 16, 2001